EXHIBIT 10.31
DOBSON COMMUNICATIONS CORPORATION
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into August 19, 2005 among Dobson Communications Corporation, an Oklahoma corporation (the “Company”), and the signatories to this Agreement (each a “Stockholder” and collectively, the “Stockholders”).
     WHEREAS, the Company is offering, pursuant to an exemption from the registration requirements of the Act (as defined below) with respect to the Stockholders and pursuant to the Exchange Act (as defined below) with respect to certain other holders of the Company’s Preferred Stock (as defined below), to exchange (collectively, the “Exchange Offer”) up to 70% of its outstanding 12.25% Senior Exchangeable Preferred Stock (the “12.25% Preferred Stock”) and up to 70% of its outstanding 13% Senior Exchangeable Preferred Stock (the “13% Preferred Stock”, and together with the 12.25% Preferred Stock, the “Preferred Stock”) for cash and shares of Class A Common Stock, par value $0.001 per share, of the Company (the “Common Stock”), on the terms and subject to the conditions of the Exchange Offer;
     WHEREAS, the Stockholders have entered into the Support Agreement (or a joinder thereto), pursuant to which the Stockholders have agreed to tender their Preferred Stock in the Exchange Offer;
     WHEREAS, the shares of Common Stock issued to the Stockholders in the Exchange Offer will be subject to restrictions on transfer;
     WHEREAS, the Company has agreed to file a resale registration statement with the Securities and Exchange Commission (the “SEC”) to permit the Stockholders to resell their Common Stock pursuant to an effective registration statement under the Act;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:
     “Acceptance Date” means the date on which the Company gives written notice to DTC that the Company has accepted for exchange all Preferred Stock validly tendered and not withdrawn pursuant to the Exchange Offer.
     “Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Affiliate” of any specified person means any other person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities or by agreement or otherwise.
     “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to be closed.
     “Common Stock” has the meaning set forth in the recitals.
     “DTC” means The Depository Trust Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
     “Holder” means any holder of Registrable Securities.
     “Losses” has the meaning set forth in Section 5(d).
     “Prospectus” means the prospectus included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Common Stock covered by such Shelf Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.
     “Registrable Securities” means each share of Common Stock received by the Stockholders in the Exchange Offer or any security into or for which such securities have been converted or exchanged in connection with an exchange, merger or consolidation involving the Company, and any security issued with respect thereto upon any stock dividend, split or similar event until the date on which such share of Common Stock (i) has been effectively registered under the Act and disposed of pursuant to the Shelf Registration Statement or another registration statement covering such share of Common Stock which has been filed with the SEC pursuant to the Act, in either case after such registration statement has become effective and while such registration statement is effective under the Act, (ii) has been transferred pursuant to Rule 144 (or any similar provision then in force) or (iii) may be sold or transferred by the Holder pursuant to Rule 144(k) (or any similar provision then in force) without restrictions.
     “Rule 144” means Rule 144 (or any successor provision) under the Act.
     “SEC” has the meaning set forth in the recitals.
     “Shelf Registration” means a registration effected pursuant to Section 2.
     “Shelf Registration Period” has the meaning set forth in Section 2(b).
     “Shelf Registration Statement” means a “shelf” registration statement of the Company filed pursuant to the provisions of Section 2 which covers all of the Registrable Securities for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar or successor provision that may be adopted by the SEC, and all amendments and supplements to such registration statement and any subsequent registration statements, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.
     “Stockholders” has the meaning set forth in the preamble.
     “Support Agreement” means the Support Agreement, dated as of June 29, 2005, by and among the Company and the Stockholders signatory thereto.
     “12.25% Preferred Stock” has the meaning set forth in the recitals.
     “13% Preferred Stock” has the meaning set forth in the recitals.
     All references in this Agreement to financial statements and schedules and other information which is “contained”, “included” or “stated” in the Shelf Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Shelf Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Shelf Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.
     2. Shelf Registration Statement.
     (a) The Company shall, as soon as reasonably practicable following the date hereof, file a shelf registration statement with the SEC to permit resales of the Registrable Securities pursuant to Rule 415 by the Holders from time to time, and thereafter shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act as soon as reasonably practicable on or after the Acceptance Date. The Company shall supplement or amend the Shelf Registration Statement to the extent required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Act, the Exchange Act or the SEC.
     (b) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required under the Act in order to permit the Prospectus forming a part thereof to be usable and to ensure that the Shelf Registration Statement is available for resale by the Holders in accordance with the intended method or methods of distribution by the Holders set forth in the Shelf Registration Statement or supplement to the Prospectus, until the date that all the shares of Common Stock received by the Stockholders in the Exchange Offer are no longer Registrable Securities (the “Shelf Registration Period”).
     (c) Notwithstanding any other provision of this Agreement, the Company may suspend the use of the Prospectus that forms a part of the Shelf Registration Statement for a period not to exceed 60 days in any twelve-month period or 30 days in any three-month period for valid business reasons (not including avoidance of its obligations hereunder) to avoid premature public disclosure of a pending extraordinary corporate transaction, including pending acquisitions or divestitures of assets, mergers and combinations and similar events; provided that the Company promptly thereafter complies with the requirements of Section 2(b) hereof, if applicable. The Company will promptly give the Holders notice of any such suspension and will use its reasonable efforts to minimize the length of the suspension.
     The Company will, (w) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (x) cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Act, (y) comply with the applicable provisions of Rule 424 under the Act in a timely manner and (z) comply with the provisions of the Act with respect to the disposition of securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holders set forth in the Shelf Registration Statement or supplement to the Prospectus.
     3. Registration Procedures.
     (a) The Company shall (i) furnish to each Stockholder a copy of the Shelf Registration Statement, and each amendment thereof, at least 3 business days prior to the filing thereof with the SEC, and a copy of any Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act); and (ii) include in the Shelf Registration Statement or supplement to the Prospectus such information regarding the Holders as the Holders may reasonably request and provide to the Company in writing.
     (b) The Company shall ensure that (i) the Shelf Registration Statement and any amendment thereto and the Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus forming a part of the Shelf Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to information with respect to the Holders included in the Shelf Registration Statement or Prospectus or omitted therefrom in reliance upon and in conformity with information furnished to the Company in writing by the Holders.
     (c) The Company, as promptly as reasonably practicable, shall advise each Holder (i) when the Shelf Registration Statement and any amendment thereto has been filed with the SEC and when the Shelf Registration Statement or any post-effective amendment thereto has become effective; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose; (iii) of the happening of (but not the nature of or details concerning) any request, following the effectiveness of the Shelf Registration Statement under the Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Shelf Registration Statement or related Prospectus; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (v) of the happening of (but not the nature of or details concerning) any event that requires the making of any changes in the Shelf Registration Statement or the Prospectus so that, as of such date, the Shelf Registration Statement or the Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.
     (d) The Company shall use its commercially reasonable efforts to obtain (a) the prompt withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or (b) the prompt lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case as soon as reasonably practicable, and provide prompt notice to the Holders of the withdrawal of any such orders and shall in any event within twenty (20) days after the cessation of the effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of an order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all the securities that as of the date of such filing are Registrable Securities.
     (e) The Company shall promptly furnish to each Stockholder, without charge, at least one copy of the Shelf Registration Statement and, if applicable, any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules.
     (f) The Company shall, during the Shelf Registration Period, promptly deliver to each Holder, without charge, as many copies of the Prospectus included in the Shelf Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Section 3(i) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in accordance with the intended method or methods of distribution by the Holders set forth in the Shelf Registration Statement or supplement to the Prospectus. For any offer or sale of any of the Registrable Securities by a Holder in a transaction that is not exempt under the Act, the Holder, in addition to complying with any other federal securities laws, shall deliver a copy of the final Prospectus (and any amendment of or supplement to such Prospectus) covering the Registrable Securities in the form furnished to the Holder by the Company to the purchaser of any of the Registrable Securities on or before the settlement date for the purchase of such Registrable Securities.
     (g) Subject to Section 2(c) hereof, upon the occurrence of any event described in Section 3(c)(iii) and 3(c)(v) hereof, the Company shall as soon as reasonably practicable prepare and file with the SEC a post-effective amendment to such Shelf Registration Statement or a supplement to the related Prospectus or any document which is incorporated or deemed to be incorporated by reference in the Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the applicable Registrable Securities included therein, the Shelf Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading, and in the case of a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable effort to cause it to be declared effective promptly.
     (h) The Company may require the Holders to furnish to the Company in writing such information regarding the Holders as may, from time to time, be required by the Act and the rules and regulations promulgated thereunder, and the obligations of the Company to each Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.
     (i) Each Holder agrees that, upon receipt of notice under Section 2(c) hereof or of the happening of an event described in Sections 3(c)(iii) and 3(c)(v) hereof, such Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Registrable Securities pursuant to the Shelf Registration Statement and will not resume disposition of Registrable Securities pursuant to the Shelf Registration Statement until the Holders have received copies of an amended or supplemented Prospectus contemplated by Section 3(g) hereof, or until the Holders are advised in writing by the Company that the use of the Prospectus may be resumed; provided that, the foregoing shall not prevent the sale, transfer or other disposition of Registrable Securities by the Holders in a transaction which is exempt from, or not subject to, the registration requirements of the Act, so long as such Holders do not and are not required to deliver the applicable Prospectus or Shelf Registration Statement in connection with such sale, transfer or other disposition, as the case may be.
     (j) The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Shelf Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such names as the Holders may request in writing at least two (2) Business Days prior to any sale of such Registrable Securities. In furtherance of the foregoing, the Company will cooperate with the Holders and the Company’s transfer agent to establish procedures to facilitate such timely preparation and delivery of certificates.

     (k) The Company shall make (or cooperate and assist in) any filings required to be made with the Nasdaq Stock Market or the National Association of Securities Dealer, Inc.
     (l) If requested by a Holder, the Company shall promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Holder may reasonably request in writing to have included therein, including, without limitation: (1) information relating to the “Plan of Distribution” of the Registrable Securities, (2) information with respect to the number of             shares of Common Stock being sold, (3) the purchase price being paid therefor, (4) the identity of any Holder, and (5) any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment promptly after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment, subject to Section 2(c) hereof.
     (m) The Company covenants that, if at any time the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with the Holders and take such further actions the Holders may reasonably request in writing (including, without limitation, making such representations as the Holders may reasonably request), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Act pursuant to the exemptions provided by Rule 144 and Rule 144A under the Act. Upon the written request of a Holder, the Company shall deliver to the Holders a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of the Exchange Act.
     (n) Prior to any offering of the Registrable Securities, the Company shall use its commercially reasonable efforts to (A) register or qualify or cooperate with the Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holders may reasonably request in writing, (B) keep each such registration or qualification (or exemption therefrom) effective during the Shelf Registration Period in connection with the Holders’ offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Shelf Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.
     (o) The Company shall cause all Registrable Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.
     (p) Notwithstanding any provision hereof to the contrary, the Company shall not be required, without its prior written consent, which can be withheld in its sole discretion, to take any actions to enable Holders to effect an underwritten offering of Registrable Securities pursuant to the Shelf Registration Statement, including, without limitation, providing access to Company information, directors, officers or employees to underwriters, entering into underwriting agreements, paying fees relating to or otherwise assisting in the preparation of “cold comfort” letters form the Company’s accountants or opinion letters from the Company’s counsel or participating in marketing activities.
     (q) If a Holder shall request writing in connection with a sale of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for such Holder, and any attorneys retained by such Holder, all relevant financial and other records and pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate officers, directors and employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours on reasonable notice all relevant information reasonably requested by such representative for such Holder, or any such attorneys in connection with such sale, in each case as is customary for similar “due diligence” examinations; provided that any information that is reasonably and in good faith designated by the Company as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement (and such persons shall confirm their agreement in writing in advance to the Company if the Company shall so request), unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information is required by law (including any disclosure requirements pursuant to federal securities laws in connection with the use of the Shelf Registration Statement), (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality obligation. In the event that a Holder becomes legally compelled to disclose any such confidential information, the Holder shall provide the Company with prompt written notice of such requirement as soon as practicable so that the Company may seek a protective order or other appropriate remedy and/or waive compliance with the terms of this Agreement and shall cooperate (without requiring the expenditure of any monies by such Holder) with the Company in seeking such a protective order or other confidential treatment for such confidential information. If such protective order or other remedy is not obtained or the Company waives compliance with the provisions hereof and the Holder is, in the opinion of outside legal counsel, legally compelled to disclose such confidential information to any tribunal, the Holder agrees to furnish only that portion of such confidential information which is, in such opinion of counsel, legally required and to exercise reasonable efforts to obtain assurance that confidential treatment will be accorded such confidential information.

     4. Registration Expenses. The Company shall pay all of its registration expenses in connection with a Shelf Registration Statement, whether or not such Shelf Registration Statement becomes effective, including without limitation: all of its expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, Nasdaq Stock Market and other stock exchange and automated quotation system and NASD registration and filing fees (including all application and filing fees in connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof), (ii) all fees and expenses incurred in complying with securities or “blue sky” laws, (iii) all printing (including printing certificates and printing of prospectuses), messenger, delivery and telephone expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company and (v) all internal expenses of the Company (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company. Subject to the terms of the Support Agreement, the Holders shall pay all of their respective expenses in connection with the Shelf Registration Statement including, without limitation, any commissions applicable to any sales of securities and except that the Company shall pay the reasonable fees and expenses of one firm of legal counsel to the Holders.
     5. Indemnification and Contribution.
     (a) The Company agrees to indemnify and hold harmless each Holder, the directors, officers and employees of such Holder and each person who controls such Holder within the meaning of either the Act or the Exchange Act, against any and all losses, claims, damages, liabilities or actions, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement at the time it became effective or in any amendment thereof at the time such amendment became effective or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statement therein, in the light of the circumstances in which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with defending or investigating any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable to a Holder in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for inclusion therein, (B) use of a Shelf Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Sections 2(c) or 3(i) hereof and such untrue statement or alleged untrue statement or omission or alleged omission was caused by the circumstances for which use of the Prospectus was suspended or (C) if (x) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having been previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus, as then amended or supplemented, to the person asserting the claim from which such losses, claims, damages or liabilities arise. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.
     (b) Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, and each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to the Holders, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be in addition to any liability which the Holders may otherwise have.
     (c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (I) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it was not otherwise notified of such action and such failure results in actual prejudice to the indemnifying party’s rights or defenses and (II) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest which is not waived or waivable; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are substantially different from those available to the indemnifying party and that representation of the indemnified party by counsel chosen by the indemnifying party would be inappropriate due to actual differing interests among the parties represented by such counsel; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any losses, claims, damages or liabilities by reason of any settlement of any action or proceeding effected without such indemnifying party’s prior written consent.
     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls any Holder within the meaning of either the Act or the Exchange Act and each director, officer and employee of the Holders shall have the same rights to contribution as the Holders, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).
     (e) Notwithstanding any provision herein to the contrary, in no event shall the liability of any Holder under this Section 5 be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation.

     (f) The provisions of this Section 5 will remain in full force and effect, regardless of any investigation made by or on behalf of the Holders, the Company, or any of the officers, directors, employees or controlling persons referred to in Section 5 hereof, and will survive the sale by any Holder of Registrable Securities covered by the Shelf Registration Statement.
     6. Miscellaneous.
     (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of at least a majority of the Registrable Securities.
     (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery (i) if to any Holder, at the address of such Holder as set forth in a written notice to the Company (which, in the case of the Stockholders, shall be the address set forth on the signature page hereto); and (ii) if to the Company, initially at the Company’s address set forth on the Shelf Registration Statement. All such notices and communications shall be deemed to have been duly given when received.
     (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and permitted assigns of each of the parties, and, subject to the terms of this Section 6(c), each Holder of any Registrable Securities. Any person who purchases any Registrable Securities from any Holder shall be deemed, for purposes of this Agreement, to be an assignee of such Holder, provided that such person becomes a party to this Agreement and fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto.
     (d) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.
     (g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
     (h) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the expiration of the Shelf Registration Period, except for any liabilities or obligations under Sections 4 or 5, which shall survive any termination.
[Signature Page Follows]

DOBSON COMMUNICATIONS CORPORATION

By:	/s/ Ronald L. Ripley

	Name:	Ronald L. Ripley
	Title:	Senior Vice President and General
Counsel

JMB CAPITAL PARTNERS

By:	/s/ Ronald Silverton

	Name:	Ronald Silverton
Title:

COBALT CAPITAL MANAGEMENT, INC.

By:	/s/ Wayne Cooperman

	Name:	Wayne Cooperman
	Title:	President

CREDIT SUISSE FIRST BOSTON LLC

By:	/s/ Anthony J. Lacivita

	Name:	Anthony J. Lacivita
	Title:	Director

CSS, LLC

By:	/s/ Jerome White

	Name:	Jerome White
	Title:	Partner

SCOGGIN CAPTIAL
BY: S&E Partners, LP its: General Partner
By: Scoggin, Inc., its: general partner

By:	/s/ Craig Effron

	Name:	Craig Effron
	Title:	President

15